Equity Method Investment	12 Months Ended
Dec. 31, 2012
Equity Method Investment
Equity Method Investment

11. Equity Method Investment

On January 13, 2011, the Company purchased 15,331,305, or approximately 15%, of the outstanding shares of VisionChina Media Inc. (“Vision China”) (Nasdaq: VISN), one of China’s largest out-of-home digital television advertising networks on mass transportation systems, at a price of US$3.979 per share, equivalent to US$3.979 per ADS, for total cash consideration of $61,003,263. As of December 31, 2012, all the consideration has been paid.

The Company is the second largest shareholder of Vision China and also holds a directorship in Vision China’s board during the year ended December 31, 2012. Therefore, the investment is accounted for using the equity method of accounting.

As of December 31, 2011 and 2012, the carrying amount of the investment in Vision China consisted of:

	December 31,
	2011	2012
Underlying equity in net assets	$16,559,187	$1,001,140
Acquired intangible assets, net	2,451,631	—
Goodwill	—	—

Total carrying amount	$19,010,818	$1,001,140

Quoted market price	$1.24	$0.15
Aggregate market value	$19,010,818	$2,299,696

Impairment analysis was performed for the carrying amount of the investment in Vision China during the years ended December 31, 2011 and 2012, whenever impairment indicators existed during the years. The difference between the carrying amount and the market value was considered an other-than-temporary loss, and an impairment loss of $38,265,294 and $7,264,781 was recorded for the years ended December 31, 2011 and 2012, respectively.